Exhibit 99.1
News Release

For Immediate Release	Contact:	Bob Lougee (800) 611-8488
Wednesday, May 5, 2010		bob.lougee@usamobility.com
USA Mobility Reports First Quarter Operating Results;
Board Declares Quarterly Cash Distribution
Subscriber and Revenue Trends Improve;
Operating Expenses Again Reduced;
Cash Flow Margins Maintained
Springfield, VA (May 5, 2010) — USA Mobility, Inc. (Nasdaq: USMO), a leading provider of wireless messaging and communications services, today announced operating results for the first quarter ended March 31, 2010.
In addition, the Company’s Board of Directors declared a regular quarterly cash distribution of $0.25 per share, payable on June 25, 2010 to stockholders of record on May 20, 2010. Of the $0.25 cash distribution, the Company expects $0.23 will be a return of capital and $0.02 will be a dividend distribution.
Total revenue for the first quarter was $62.8 million, compared to $65.4 million in the fourth quarter of 2009 and $79.7 million in the year-earlier quarter. First quarter EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) totaled $22.0 million, compared to $21.0 million in the fourth quarter and $28.6 million in the first quarter of 2009.
Net income for the first quarter was $8.9 million, or $0.39 per fully diluted share, compared to $10.0 million, or $0.43 per fully diluted share, in the year-earlier quarter.
First quarter results included:
•	Net unit loss was 83,000 in the first quarter, compared to 115,000 in the prior quarter and 208,000 in the first quarter of 2009. Units in service totaled 2,099,000 at March 31, 2010, compared to 2,607,000 a year earlier.

•	The quarterly rate of subscriber loss improved to 3.8 percent, compared to 5.0 percent in the fourth quarter and 7.4 percent in the first quarter of 2009. The annual rate of subscriber erosion was 19.5 percent in the first quarter, compared to 22.5 percent in the fourth quarter and 21.8 percent in the year-earlier quarter.

•	The quarterly rate of revenue erosion improved to 4.0 percent, compared to 5.9 percent in the fourth quarter and 5.4 percent in the first quarter of 2009. The annual rate of revenue erosion for the first quarter was 21.2 percent, compared to 22.4 percent in the fourth quarter and 15.9 percent in the year-earlier quarter.

•	Total paging ARPU (average revenue per unit) increased to $9.00 in the first quarter from $8.88 in the fourth quarter and $8.86 in the year-earlier quarter. Quarterly ARPU reached its highest level since the third quarter of 2005.

•	Operating expenses (excluding depreciation, amortization and accretion) totaled $40.8 million in the first quarter, a reduction of $10.2 million, or 20.0 percent, from $51.1 million in the first quarter of 2009. Quarterly operating expenses declined 7.9 percent from the fourth quarter of 2009.

•	EBITDA margin (or EBITDA as a percentage of revenue) was 35.0 percent, compared to 32.2 percent in the fourth quarter of 2009 and 35.9 percent in the year-earlier quarter.

•	Capital expenses were $1.7 million, compared to $5.0 million in the fourth quarter of 2009.

•	The Company repurchased 364,407 shares of common stock during the quarter under its buy back program, and approximately $20.4 million remains available for purchases under the currently approved plan.

•	The Company’s cash balance at March 31, 2010 was $115.6 million.
Vincent D. Kelly, president and chief executive officer, said: “Despite a still sluggish economy, USA Mobility reported outstanding operating results for the first quarter that met or exceeded our key performance objectives and were consistent with the financial guidance we provided earlier this year. We were particularly pleased to see significant improvement in the pace of both subscriber and revenue erosion. Through our continued focus on cost reductions and maintaining operating margins we again generated sufficient cash flow to return significant capital to stockholders in the form of cash distributions and share repurchases.”
Kelly said the Company continued to focus sales and marketing efforts during the quarter around its core market segments of Healthcare, Government and Large Enterprise. “These core segments represented approximately 86.8 percent of our direct subscriber base and 81.5 percent of our direct paging revenue at the end of the first quarter. Healthcare continued to be our best performing market segment with the highest rate of gross placements and lowest rate of net unit loss as healthcare providers continue to benefit from the reliability of paging for their most critical messaging needs. In fact, our networks today carry the bulk of messaging traffic to hospitals across the country, providing paging service to 44 percent of all U.S. hospitals and 63 percent of major hospitals (those with at least 200 beds).”
Thomas L. Schilling, chief operating officer and chief financial officer, said the Company continued to reduce operating expenses in the first quarter. “Operating expenses (excluding depreciation, amortization and accretion) decreased 20.0 percent from the year-earlier quarter,” Schilling noted, “including a 22.2 percent reduction in payroll expense and a 19.1 decline in site rent expense. In addition, operating expenses as a percentage of revenue was 65.0 percent in the first quarter versus 67.8 percent in the prior quarter, while the combination of lower expenses and higher ARPU resulted in an EBITDA margin of 35.0 percent as compared to 32.2 percent in the fourth quarter of 2009.”
The Company maintained its previous financial guidance for 2010 of revenues between $228 million to $238 million, operating expenses (excluding depreciation, amortization and accretion) between $158 million to $163 million, and capital expenses between $10 million to $12 million.
* * * * * * * * *
USA Mobility plans to host a conference call for investors on its first quarter results at 10:00 a.m. Eastern Time on Thursday, May 6, 2010. The dial-in number for the call is 877-440-5807 (toll-free) or 719-325-4803 (toll). The pass code for the call is 5365764. A replay of the call will be available from 3:00 p.m. ET on May 6 until 11:59 p.m. on Thursday, May 20. The replay number is 888-203-1112 (toll-free) or 719-457-0820 (toll). The pass code for the replay is 5365764.
* * * * * * * * *
USA Mobility’s Annual Meeting of Stockholders will be held at 9:00 a.m. Eastern Time on Wednesday, May 12, 2010 in Alexandria, VA.
About USA Mobility
USA Mobility, Inc., headquartered in Springfield, Virginia, is a comprehensive provider of reliable and affordable wireless communications solutions to the healthcare, government, large enterprise and emergency response sectors. As a single-source provider, USA Mobility‘s focus is on the business-to-business marketplace and supplying wireless connectivity solutions to organizations nationwide. The Company operates the largest one-way paging and advanced two-way paging networks in the United States. In addition, USA Mobility offers mobile voice and data services through Sprint Nextel and T-Mobile, including BlackBerry® smartphones and GPS location applications. The Company’s product offerings include customized wireless connectivity systems for the healthcare, government and other campus environments. USA Mobility also offers M2M (machine-to-machine) telemetry solutions for numerous applications that include asset tracking, utility meter reading and other remote device monitoring applications on a national scale. For further information visit www.usamobility.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding USA Mobility’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause USA Mobility’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, the ability to continue to reduce operating expenses, future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, government regulation, reliance upon third-party providers for certain equipment and services, as well as other risks described from time to time in periodic reports and registration statements filed with the Securities and Exchange Commission. Although USA Mobility believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. USA Mobility disclaims any intent or obligation to update any forward-looking statements.
Tables to Follow

USA MOBILITY, INC.
CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a)
(unaudited and in thousands, except share and per share amounts)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10

Revenues:
Paging service	$72,021	$67,972	$63,308	$59,657	$57,832
Cellular	991	775	980	795	708
Product sales	5,271	5,269	4,354	3,927	3,358
Other	1,408	1,129	856	993	886

Total revenues	79,691	75,145	69,498	65,372	62,784

Operating expenses:
Cost of products sold	1,669	1,421	1,593	1,513	1,209
Service, rental and maintenance	22,955	21,290	20,950	20,115	18,941
Selling and marketing	6,062	5,600	5,198	4,955	4,557
General and administrative	20,186	22,801	16,050	15,289	15,812
Severance and restructuring	190	52	15	2,480	314
Depreciation, amortization and accretion	11,270	11,174	10,689	8,781	7,304

Total operating expenses	62,332	62,338	54,495	53,133	48,137

% of total revenues	78.2%	83.0%	78.4%	81.3%	76.7%

Operating income	17,359	12,807	15,003	12,239	14,647

% of total revenues	21.8%	17.0%	21.6%	18.7%	23.3%

Interest income (expense), net	26	28	16	(1)	3
Other income (expense), net	112	(42)	185	275	78

Income before income tax expense (benefit)	17,497	12,793	15,204	12,513	14,728
Income tax expense (benefit)	7,516	(31,953)	6,003	8,883	5,843

Net income	$9,981	$44,746	$9,201	$3,630	$8,885

Basic net income per common share	$0.43	$1.96	$0.40	$0.16	$0.39

Diluted net income per common share	$0.43	$1.93	$0.40	$0.16	$0.39

Basic weighted average common shares outstanding	23,134,072	22,858,573	22,856,951	22,830,040	22,654,240

Diluted weighted average common shares outstanding	23,479,796	23,200,736	23,194,360	23,167,729	22,967,192

Reconciliation of operating income to EBITDA (b):
Operating income	$17,359	$12,807	$15,003	$12,239	$14,647
Add back: depreciation, amortization and accretion	11,270	11,174	10,689	8,781	7,304

EBITDA	$28,629	$23,981	$25,692	$21,020	$21,951

% of total revenues	35.9%	31.9%	37.0%	32.2%	35.0%

(a)	Slight variations in totals are due to rounding.

(b)	EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.
UNITS IN SERVICE ACTIVITY (a)
(unaudited and in thousands)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10
Units in service

Beginning units in service
Direct one-way	2,349	2,198	2,079	1,969	1,881
Direct two-way	171	157	147	141	133

Total direct	2,520	2,355	2,226	2,110	2,014

Indirect one-way	196	161	139	116	101
Indirect two-way	99	91	84	71	67

Total indirect	295	252	223	187	168

Total beginning units in service	2,815	2,607	2,449	2,297	2,182

Gross placements
Direct one-way	67	74	64	55	53
Direct two-way	6	7	9	5	5

Total direct	73	81	73	60	58

Indirect one-way	8	9	7	6	3
Indirect two-way	4	2	1	2	15

Total indirect	12	11	8	8	18

Total gross placements	85	92	81	68	76

Gross disconnects
Direct one-way	(218)	(193)	(174)	(143)	(130)
Direct two-way	(20)	(17)	(15)	(13)	(12)

Total direct	(238)	(210)	(189)	(156)	(142)

Indirect one-way	(43)	(31)	(30)	(21)	(14)
Indirect two-way	(12)	(9)	(14)	(6)	(3)

Total indirect	(55)	(40)	(44)	(27)	(17)

Total gross disconnects	(293)	(250)	(233)	(183)	(159)

Net (loss) gain
Direct one-way	(151)	(119)	(110)	(88)	(77)
Direct two-way	(14)	(10)	(6)	(8)	(7)

Total direct	(165)	(129)	(116)	(96)	(84)

Indirect one-way	(35)	(22)	(23)	(15)	(11)
Indirect two-way	(8)	(7)	(13)	(4)	12

Total indirect	(43)	(29)	(36)	(19)	1

Total net change	(208)	(158)	(152)	(115)	(83)

Ending units in service
Direct one-way	2,198	2,079	1,969	1,881	1,804
Direct two-way	157	147	141	133	126

Total direct	2,355	2,226	2,110	2,014	1,930

Indirect one-way	161	139	116	101	90
Indirect two-way	91	84	71	67	79

Total indirect	252	223	187	168	169

Total ending units in service	2,607	2,449	2,297	2,182	2,099

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
AVERAGE REVENUE PER UNIT (ARPU) AND CHURN (a)
(unaudited)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10

ARPU
Direct one-way	$8.11	$8.18	$8.08	$8.04	$8.16
Direct two-way	23.68	23.62	23.42	23.59	23.61

Total direct	9.15	9.21	9.10	9.06	9.17

Indirect one-way	7.05	7.43	7.51	7.77	8.78
Indirect two-way	4.58	5.19	5.49	5.14	4.84

Total indirect	6.19	6.60	6.74	6.73	7.04

Total one-way	8.03	8.14	8.05	8.02	8.19
Total two-way	16.66	16.86	17.09	17.32	16.76

Total paging ARPU	$8.86	$8.96	$8.89	$8.88	$9.00

Gross disconnect rate (b)
Direct one-way	-9.3%	-8.8%	-8.4%	-7.2%	-6.9%
Direct two-way	-11.8%	-11.0%	-10.2%	-8.9%	-9.1%

Total direct	-9.5%	-8.9%	-8.5%	-7.3%	-7.1%

Indirect one-way	-22.0%	-19.4%	-21.9%	-18.9%	-13.7%
Indirect two-way	-11.6%	-9.1%	-16.4%	-8.5%	-4.9%

Total indirect	-18.5%	-15.6%	-19.8%	-14.9%	-10.1%

Total one-way	-10.3%	-9.5%	-9.2%	-7.9%	-7.3%
Total two-way	-11.7%	-10.3%	-12.5%	-8.8%	-7.7%

Total paging gross disconnect rate	-10.4%	-9.6%	-9.5%	-8.0%	-7.3%

Net (loss) gain rate (c)
Direct one-way	-6.4%	-5.4%	-5.3%	-4.4%	-4.1%
Direct two-way	-8.5%	-6.4%	-4.4%	-5.5%	-5.0%

Total direct	-6.6%	-5.5%	-5.2%	-4.5%	-4.2%

Indirect one-way	-17.8%	-13.7%	-16.9%	-13.6%	-10.5%
Indirect two-way	-8.2%	-7.2%	-14.9%	-5.2%	17.1%

Total indirect	-14.6%	-11.3%	-16.1%	-10.4%	0.7%

Total one-way	-7.3%	-6.0%	-6.0%	-5.0%	-4.4%
Total two-way	-8.4%	-6.7%	-8.2%	-5.4%	2.5%

Total paging net (loss) gain rate	-7.4%	-6.0%	-6.2%	-5.0%	-3.8%

(a)	Slight variations in totals are due to rounding.

(b)	Gross disconnect rate is current period disconnected units divided by prior period ending units in service.

(c)	Net (loss) gain rate is net current period placements and disconnected units in service divided by prior period ending units in service.

USA MOBILITY, INC.
SUPPLEMENTAL INFORMATION BY MARKET SEGMENT (a)
(unaudited)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10

Gross placement rate (b)
Healthcare	3.7%	4.4%	3.8%	3.4%	3.5%
Government	1.7%	2.4%	2.4%	1.9%	1.8%
Large enterprise	2.4%	2.2%	3.3%	2.2%	2.1%
Other	2.4%	2.5%	2.3%	2.2%	2.4%

Total direct	2.9%	3.4%	3.3%	2.8%	2.9%
Total indirect	3.9%	4.3%	3.7%	4.5%	10.9%

Total	3.0%	3.5%	3.3%	3.0%	3.5%

Gross disconnect rate (b)
Healthcare	-6.8%	-6.2%	-6.7%	-5.5%	-4.9%
Government	-9.9%	-10.7%	-10.7%	-9.4%	-9.1%
Large enterprise	-13.3%	-13.0%	-10.7%	-9.4%	-10.3%
Other	-13.0%	-12.4%	-10.6%	-10.1%	-11.0%

Total direct	-9.5%	-8.9%	-8.5%	-7.3%	-7.1%
Total indirect	-18.5%	-15.6%	-19.8%	-14.9%	-10.1%

Total	-10.4%	-9.6%	-9.5%	-8.0%	-7.3%

Net (loss) gain rate (b)
Healthcare	-3.1%	-1.8%	-2.9%	-2.1%	-1.4%
Government	-8.2%	-8.4%	-8.3%	-7.5%	-7.4%
Large enterprise	-10.9%	-10.9%	-7.4%	-7.2%	-8.1%
Other	-10.6%	-10.0%	-8.3%	-7.9%	-8.6%

Total direct	-6.6%	-5.5%	-5.2%	-4.5%	-4.2%
Total indirect	-14.6%	-11.3%	-16.1%	-10.4%	0.7%

Total	-7.4%	-6.0%	-6.2%	-5.0%	-3.8%

End of period units in service % of total (b)
Healthcare	44.9%	49.8%	51.5%	53.2%	54.5%
Government	17.2%	15.6%	15.3%	14.9%	14.4%
Large enterprise	12.0%	11.8%	11.8%	11.4%	10.9%
Other	16.2%	13.7%	13.2%	12.8%	12.1%

Total direct	90.3%	90.9%	91.8%	92.3%	91.9%
Total indirect	9.7%	9.1%	8.2%	7.7%	8.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

(a)	Slight variations in totals are due to rounding.

(b)	Changes in the classification of units in service are reflected in the quarter when such changes are identified. Such changes are then appropriately reflected in calculating the gross placement, gross disconnect and net (loss) gain rates.

USA MOBILITY, INC.
SUPPLEMENTAL INFORMATION — DIRECT UNITS IN SERVICE AND CELLULAR ACTIVATIONS (a)
(unaudited)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10

Account size ending units in service (000’s)
1 to 3 units	137	126	118	109	101
4 to 10 units	82	75	70	66	62
11 to 50 units	199	183	168	158	149
51 to 100 units	125	112	104	97	92
101 to 1,000 units	626	580	546	519	499
>1,000 units	1,186	1,150	1,104	1,065	1,027

Total	2,355	2,226	2,110	2,014	1,930

End of period units in service % of total direct
1 to 3 units	5.8%	5.7%	5.6%	5.4%	5.2%
4 to 10 units	3.5%	3.4%	3.3%	3.3%	3.2%
11 to 50 units	8.4%	8.2%	8.0%	7.8%	7.7%
51 to 100 units	5.3%	5.0%	4.9%	4.8%	4.8%
101 to 1,000 units	26.6%	26.0%	25.9%	25.8%	25.9%
>1,000 units	50.4%	51.7%	52.3%	52.9%	53.2%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

Account size net loss rate
1 to 3 units	-7.8%	-7.9%	-6.9%	-7.4%	-7.6%
4 to 10 units	-8.8%	-7.9%	-6.7%	-6.1%	-5.3%
11 to 50 units	-8.9%	-8.2%	-7.7%	-5.9%	-5.8%
51 to 100 units	-6.2%	-10.1%	-7.6%	-6.8%	-4.4%
101 to 1,000 units	-8.0%	-7.4%	-5.9%	-4.9%	-3.7%
>1,000 units	-5.1%	-3.1%	-4.0%	-3.5%	-3.7%

Total	-6.6%	-5.5%	-5.2%	-4.5%	-4.2%

Account size ARPU
1 to 3 units	$14.73	$15.07	$14.98	$15.03	$15.28
4 to 10 units	14.00	14.30	14.24	14.21	14.37
11 to 50 units	11.41	11.65	11.54	11.45	11.86
51 to 100 units	10.30	10.13	10.06	10.06	10.67
101 to 1,000 units	8.94	9.04	8.89	8.82	9.00
>1,000 units	7.77	7.80	7.76	7.79	7.80

Total	$9.15	$9.21	$9.10	$9.06	$9.17

Cellular revenue
Number of activations	2,389	2,207	2,633	2,253	2,354

Revenue from cellular services (000’s)	$991	$775	$980	$795	$708

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONSOLIDATED OPERATING EXPENSES SUPPLEMENTAL INFORMATION (a)
(unaudited and in thousands)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10

Cost of products sold	$1,669	$1,421	$1,593	$1,513	$1,209

Service, rental and maintenance
Site rent	11,218	10,223	10,422	9,871	9,079
Telecommunications	4,485	4,284	3,945	3,885	3,831
Payroll and related	5,631	5,286	4,988	4,725	4,586
Stock based compensation	49	7	13	12	6
Other	1,572	1,490	1,582	1,622	1,439

Total service, rental and maintenance	22,955	21,290	20,950	20,115	18,941

Selling and marketing
Payroll and related	4,175	3,711	3,366	3,199	2,964
Commissions	1,201	1,422	1,328	1,131	1,164
Stock based compensation	109	26	26	26	17
Other	577	441	478	599	412

Total selling and marketing	6,062	5,600	5,198	4,955	4,557

General and administrative
Payroll and related	9,075	7,754	7,213	7,089	6,912
Stock based compensation	569	241	241	241	240
Bad debt	850	750	699	654	713
Facility rent	1,628	1,446	1,457	1,411	1,354
Telecommunications	771	721	720	702	657
Outside services	4,514	4,063	3,269	3,051	3,267
Taxes, licenses and permits	1,101	1,695	(680)	660	1,591
Other	1,678	6,131	3,131	1,481	1,078

Total general and administrative	20,186	22,801	16,050	15,289	15,812

Severance and restructuring	190	52	15	2,480	314
Depreciation, amortization and accretion	11,270	11,174	10,689	8,781	7,304

Operating expenses	$62,332	$62,338	$54,495	$53,133	$48,137

Capital expenditures	$6,054	$4,355	$1,806	$5,014	$1,725

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (a)
(in thousands)

	12/31/09	3/31/10
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$109,591	$115,555
Accounts receivable, net	19,051	17,354
Taxes receivables	5,117	5,136
Prepaid expenses and other	3,016	4,267
Deferred income tax assets, net	1,068	462

Total current assets	137,843	142,774
Property and equipment, net	41,295	36,180
Intangible assets, net	226	466
Deferred income tax assets, net	32,123	26,952
Other assets	2,061	405

Total assets	$213,548	$206,777

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued liabilities	$35,214	$28,929
Customer deposits	888	837
Deferred revenue	7,422	7,035

Total current liabilities	43,524	36,801
Other long-term liabilities	11,228	11,901

Total liabilities	54,752	48,702

Stockholders’ equity:
Preferred stock	—	—
Common stock	2	2
Additional paid-in capital	137,378	133,413
Retained earnings	21,416	24,660

Total stockholders’ equity	158,796	158,075

Total liabilities and stockholders’ equity	$213,548	$206,777

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)
(unaudited and in thousands)

	For the three months ended
	3/31/09	3/31/10

Cash flows from operating activities:
Net income	$9,981	$8,885
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	11,270	7,304
Deferred income tax expense	6,954	5,777
Amortization of stock based compensation	727	263
Provisions for doubtful accounts, service credits and other	1,517	1,225
Non-cash transaction tax accrual adjustments	(1,394)	(350)
Loss on disposals of property and equipment	—	59
Changes in assets and liabilities:
Accounts receivable	1,000	472
Prepaid expenses, intangibles and other assets	345	(31)
Accounts payable and accrued liabilities	(2,373)	(5,273)
Customer deposits and deferred revenue	(722)	(438)

Net cash provided by operating activities	27,305	17,893

Cash flows from investing activities:
Purchases of property and equipment	(6,054)	(1,725)
Proceeds from disposals of property and equipment	7	38

Net cash used in investing activities	(6,047)	(1,687)

Cash flows from financing activities:
Cash distributions to stockholders	(28,517)	(5,619)
Purchase of common stock	(2,698)	(4,623)

Net cash used in financing activities	(31,215)	(10,242)

Net (decrease) increase in cash and cash equivalents	(9,957)	5,964
Cash and cash equivalents, beginning of period	75,032	109,591

Cash and cash equivalents, end of period	$65,075	$115,555

Supplemental disclosure:
Interest paid	$—	$1

Income taxes paid (state and local)	$15	$—

(a)	Slight variations in totals are due to rounding.